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                                                              EXHIBIT 99.906CERT

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2004 of the Financial Investors Variable Insurance Trust (the "Company").

I, Edmund J. Burke, the President and Principal Executive Officer of the Company, certify that:

     (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic form of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated:      March 3, 2005


By:         /s/ Edmund J. Burke

            Edmund J. Burke

            President/Principal Executive Officer

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This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2004 of the Financial Investors Variable Insurance Trust (the "Company").

I, Jeremy O. May, the Treasurer and Principal Financial Officer of the Company, certify that:

     (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic form of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated:      March 3, 2005


By:         /s/Jeremy O. May

            Jeremy O. May

            Treasurer/Principal Financial Officer